10/19/01

AN SUPPLY AGREEMENT*

BETWEEN

ORICA USA INC.

AND

EL DORADO CHEMICAL COMPANY

NOVEMBER 1, 2001

*INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED FROM THIS PUBLIC FILING PURSUANT TO A REQUEST BY THE COMPANY FOR CONFIDENTIAL TREATMENT BY THE SECURITIES AND EXCHANGE COMMISSION.  THE OMITTED INFORMATION HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION FOR PURPOSES OF SUCH REQUEST

INDEX

                                                                                                                                                Page

1.0 References and Definitions                                                                                             4

2.0 Term                                                                                                                               5

3.0 Supply of Ammonia, Additives and Additional Technology by Orica                         5

4.0 Supply of AN Solution and AN Prills by EDC                                                                9

5.0 Representations and Warranties                                                                                  12

6.0 Ammonia and Additives Purity and Warranty                                                              15

7.0 AN Prills and AN Solution Purity and Warranty                                                           16

8.0 Remedies for Noncompliance                                                                                      18

9.0 Quantity Measurement                                                                                                   19

10.0 Ammonia and Additives Delivery, Risk and Title                                                     19

11.0 AN Solution and AN Prills Delivery, Risk and Title                                                   21

12.0 Storage                                                                                                                      22

13.0 Forecasts                                                                                                                     22

14.0 Payments                                                                                                                     23

15.0 Force Majeure                                                                                                             23

16.0 Termination                                                                                                                 24

17.0 Hardship                                                                                                                     26

18.0 Insurance                                                                                                                    26

19.0 Dispute Resolution                                                                                                    31

20.0 Confidential Information and Announcements                                                        31

21.0 Security Interest                                                                                                         33

22.0 Safety, Health and Environment                                                                               33

23.0 Communications                                                                                                   35

24.0 Headings                                                                                                                37

25.0 Rules of Interpretation                                                                                           37

26.0 Governing Law                                                                                                      37

27.0 Assignment                                                                                                            37

28.0 Time of Essence                                                                                                   38

29.0 Effect of this Agreement                                                                                       38

30.0 Waiver                                                                                                                  38

31.0 Amendment and Severability                                                                               38

32.0 Entire Agreement                                                                                                 38

33.0 Conflicts                                                                                                                39

Schedule "A"          Definitions
Schedule "B"          Product Specifications
Schedule "C"          ***
Schedule "D"          Liquidated Damages Calculation
Schedule "E"          Measurement of Ammonia, Ammonium Nitrate and Additive Deliveries
Schedule "F"          Types of Unusual Incidents to be Reported to Orica
Schedule "G"          Receipt and Unloading of Ammonia and Additives
Schedule "H"          Form of Warehouse Lease

***INDICATES CERTAIN INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED FROM THIS PUBLIC FILING PURSUANT TO A REQUEST BY THE COMPANY FOR CONFIDENTIAL TREATMENT BY THE SECURITIES AND EXCHANGE COMMISSION.  THE OMITTED INFORMATION HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION FOR PURPOSES OF SUCH REQUEST.

This AN Supply Agreement is made as of the 1st day of November, 2001

BETWEEN:

                       ORICA USA INC.,
                       a corporation incorporated under the laws of Delaware
                       ("Orica")

AND:

                        EL DORADO CHEMICAL COMPANY,
                        a corporation incorporated under the laws of Oklahoma
                        ("EDC")

WHEREAS:

(a)     Orica desires to supply quantities of Ammonia and Additives to EDC for manufacturing by EDC into AN Prills and AN Solution for delivery to Orica; and

(b)     EDC desires to receive Ammonia and Additives from Orica and to manufacture such Ammonia and Additives into AN Prills and AN Solution for delivery to Orica.

NOW THEREFORE, in consideration of the mutual covenants contained in this Agreement, Orica and EDC agree as follows:

1.0  REFERENCES AND DEFINITIONS

1.1  Capitalized words used in this Agreement and the Schedules hereto, unless otherwise defined herein, have the definition given to those words in
             Schedule "A".

1.2  This Agreement has the following Schedules which are a part hereof:

             Schedule "A"    Definitions
             Schedule "B"    Product Specifications
             Schedule "C"    ***
             Schedule "D"    Liquidated Damages Calculation
             Schedule "E"    Measurement of Ammonia, Ammonium Nitrate and Additive Deliveries
             Schedule "F"    Types of Unusual Incidents to be Reported to Orica
             Schedule "G"    Receipt and Unloading of Ammonia and Additives
             Schedule "H"    Form of Warehouse Lease

***INDICATES CERTAIN INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED FROM THIS PUBLIC FILING PURSUANT TO A REQUEST BY THE COMPANY FOR CONFIDENTIAL TREATMENT BY THE SECURITIES AND EXCHANGE COMMISSION.  THE OMITTED INFORMATION HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION FOR PURPOSES OF SUCH REQUEST.

2.0  TERM

2.1  This Agreement shall become effective as of November 1, 2001 and, unless earlier terminated in accordance with the provisions hereof, shall continue for an initial term ("Initial Term") ending December 31, 2006. Thereafter, unless earlier terminated in accordance with the provisions hereof the term of this Agreement shall automatically extend for one year periods on the anniversary of the last day of the Initial Term (as so extended the "Term"). Either party may, at any time, deliver a written notice of termination to the other; provided that, except as provided in Section 16 hereof, the effective date of termination shall never be earlier than  December 31, 2006 and such notice shall be given at least 2 years prior to the intended date of termination. For example only, if Orica or EDC gives the other notice of termination on July 15, 2005, the effective date of termination would be July 15, 2007.

2.2  During the period November 1, 2001 to November 30, 2001, the parties will prepare for the full implementation of this Agreement in accordance with the terms hereof. During that period, EDC shall manufacture Ammonium Nitrate for Orica pursuant to the terms of this Agreement. At the request of Orica, EDC shall arrange for the supply of Ammonia for manufacturing into Ammonium Nitrate during this period, and Orica shall reimburse EDC in accordance with Section 3.1.3. The quantity and supply commitments and related obligations of Orica and EDC hereunder including, without limitation, those in Section 4 and Schedule "D" hereto, shall commence on November 1, 2001.

2.3  Notwithstanding the termination of this Agreement, the unfulfilled rights and undischarged obligations of the parties that accrue during the Term shall continue following the termination hereof until fulfilled or discharged.

3.0  SUPPLY OF AMMONIA, ADDITIVES AND ADDITIONAL TECHNOLOGY BY
            ORICA

3.1  Until at least 60 days after the date, if any, that Orica has given EDC notice of its intention to supply Ammonia for toll manufacturing into Ammonium Nitrate, EDC shall acquire and supply Ammonia for manufacturing into Ammonium Nitrate for Orica pursuant to the terms of this Agreement. Orica shall give EDC at least 45 days' advance notice of the quantities of Ammonia to be acquired and used by EDC for manufacturing AN for Orica. To the extent Ammonia is available from EDC's supplier or suppliers at costs acceptable to Orica (which shall not exceed EDC's acquisition cost from its Ammonia supplier), EDC shall acquire such Ammonia for use to manufacture AN for Orica under this Agreement for such periods and in such amounts as shall be requested by Orica. Subject to Section 3.2 hereof, notwithstanding any other provision of this Agreement and unless otherwise agreed in writing, EDC shall not be obligated to supply Ammonia hereunder for the manufacture of AN for Orica upon the earlier of

a) December 31, 2002 or b) the date specified in a notice by Orica to EDC for EDC to cease supplying Ammonia to Orica. In the event that EDC's Ammonia supplier fails to supply Ammonia to EDC for the manufacture of AN for Orica the Minimum Quantity and Liquidated Damages (as defined in Schedule D hereto) shall be reduced insofar and only insofar as (x) such failure is due to an act or omission of EDC or the breach by EDC of the supply contract with the Ammonia supplier or (y) EDC is able to recover insurance proceeds to cover its Claim associated with the non-delivery of such Ammonia and then only to the extent of such net recovery after payment of applicable deductibles. Except as provided in the preceding sentence, there shall be no other consequence to EDC for failing to deliver Ammonia as provided hereunder.

3.1.1  Upon at least 60 days' advance notice to EDC, and subject to the terms and conditions hereof, Orica shall have the right to supply to EDC, and EDC shall receive from Orica, Ammonia in the quantities and at the times as required by EDC for toll conversion by EDC to meet Orica's demand for AN Solution and AN Prills. At all times after receipt of Orica's notice, EDC shall provide Orica with at least 30 days' advance notice of (a) the quantities of Ammonia it requires during the succeeding one-month period to meet Orica's demand and (b) the required delivery dates of such Ammonia. The parties shall cooperate in arranging such Ammonia deliveries. Title to all Ammonia supplied by Orica to EDC under this Agreement shall remain in Orica at all times.

3.1.2  If from time to time Orica is unable to supply the Ammonia as required herein, or EDC is unable to acquire sufficient Ammonia from its supplier when EDC is supplying Ammonia to Orica in accordance with Section 3.1 hereof.  Orica may request EDC to utilize EDC's Ammonia stored at the EDC Site intended for the production of products other than AN, and upon such request and to the extent EDC has available undedicated Ammonia, EDC shall supply such Ammonia for use under this Agreement.

3.1.3  If EDC is supplying Ammonia from its supplier or from storage to Orica, Orica shall reimburse EDC for its actual out of pocket delivered costs of such Ammonia within the earlier of (a) seven days of invoice, or (b) the date required by the payment terms to which EDC is subject with its Ammonia supplier.

3.1.4  Based on the current Ammonia conversion efficiency of the EDC Plant and with the current onsite equipment, the parties anticipate that for each Ton of AN to be manufactured by EDC for Orica, EDC will require *** of Ammonia; provided that for the purposes of Schedules "C" and "D" attached hereto, subject to process changes necessary to comply with changes in applicable Law after the date hereof, the conversion efficiency shall ***

***INDICATES CERTAIN INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED FROM THIS PUBLIC FILING PURSUANT TO A REQUEST BY THE COMPANY FOR CONFIDENTIAL TREATMENT BY THE SECURITIES AND EXCHANGE COMMISSION.  THE OMITTED INFORMATION HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION FOR PURPOSES OF SUCH REQUEST.

***

3.2  For the purpose of storing the Ammonia delivered by Orica, Orica shall be entitled to 40% of the available Ammonia storage capacity at EDC's Site from time to time during the Term. As of the date of this Agreement, such usable Ammonia storage capacity is 18,000 Tons and Orica is entitled to use storage capacity of 7,200 Tons. EDC shall at all times during the Term maintain an aggregate Ammonia storage capacity at the EDC Site available to Orica of at least 7,200 Tons, less any temporary reduction in Ammonia storage capacity as required by safety, inspection and maintenance procedures. EDC shall use its commercially reasonable efforts to limit the duration of any such storage capacity reductions.

3.3  During the Term, and subject to the terms and conditions hereof, Orica shall supply and deliver to EDC, and EDC agrees to receive shipments of, Orica's Additives. Orica shall supply such Additives in the quantities and at the times as required by EDC to meet Orica's demand for AN Prills. EDC shall provide Orica with 30 days' advance notice of (a) the quantities of Additives it requires during the succeeding one-month period to meet Orica's demand and (b) the required delivery dates of such Additives. The parties shall cooperate in arranging delivery of such Additives.  Title to all Additives supplied to EDC under this Agreement shall remain in Orica at all times. Orica has provided to EDC MSDS for the Additives as well as instructions and procedures respecting the use and injection thereof ("Additive Procedures"), and EDC acknowledges receipt of, and agrees to comply with, the Additive Procedures. Except to the extent such Claims arise out of or relate to the negligence of EDC or any Affiliate, or the breach by EDC or any Affiliate of this Agreement, and provided that EDC complies with the Additive Procedures, Orica agrees to indemnify, defend and hold EDC and its Affiliates harmless from and against any and all Claims threatened in writing against, or incurred or suffered by EDC or any Affiliate to the extent arising out of or relating to a Claim of EDC or a third party for personal injury or property damage arising out of or relating to the use of the Additives by EDC during the Term, provided that written notice of any such Claim shall have been delivered to Orica on or before the first anniversary of the end of the Term.   Upon termination of this Agreement, at EDC's request, Orica will continue to supply Additives until EDC locates a new additive supplier and enters into alternative supply arrangements, provided that this period shall not exceed 180 days. The price of the Additives to EDC during the transition period will be equal to the market price of alternative additives.

3.4  Orica shall provide the necessary equipment and material ("Additive Assets") required in order to enable the Additives to be utilized at the EDC Plant. At all times during the Term, title to the Additive Assets shall be in Orica. After reasonable notice and during usual business hours, Orica shall have the right to enter upon the EDC Site to inspect the Additive Assets and

***INDICATES CERTAIN INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED FROM THIS PUBLIC FILING PURSUANT TO A REQUEST BY THE COMPANY FOR CONFIDENTIAL TREATMENT BY THE SECURITIES AND EXCHANGE COMMISSION.  THE OMITTED INFORMATION HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION FOR PURPOSES OF SUCH REQUEST.

the use thereof.  Any Additive Assets which are installed at EDC's Plant shall be clearly marked as the property of Orica during the Term, and EDC shall create and maintain written records demonstrating Orica's ownership. At expiration of the Term and subject to Section 3.3 above, Orica shall be entitled to remove the Additive Assets at its cost; provided that the parties may agree that Orica shall sell the Additive Assets to EDC after expiration of the Term on mutually acceptable terms. Prior to installation of any Additive Assets, the parties shall use their reasonable best efforts to agree upon which Additive Assets are to be installed and/or used and the scope of work for the project. Orica shall pay the costs of installing the Additive Assets, and EDC shall pay the costs of using and maintaining the Additive Assets.

3.5  EDC shall, and shall cause its Affiliates to, (a) treat any information and technology relating to the Additives which they become aware of as a result of the supply by Orica or use by EDC of the Additives in the strictest confidence, (b) not directly or indirectly disclose or release such information or technology to any third party, and (c) not use nor permit the use of such information or technology to the detriment of Orica nor for any purpose other than manufacturing AN Prills in EDC's Plant for Orica under this Agreement; provided that EDC may disclose or release such information only under the circumstances set forth in clauses (a), (c), (d) and (e) of Section 20.1. Unless in connection with the defense of a claim (in which case EDC and Orica shall cooperate to reasonably maintain the results of such analysis confidential), EDC shall not, and shall cause its Affiliates not to, analyze nor cause to be analyzed the Additives for the purpose of determining their chemical composition or structure or for any other purpose. All intellectual property rights in the Additives shall remain vested solely in Orica and its Affiliates, and this Agreement shall in no way confer any such rights upon EDC or any of its Affiliates. EDC agrees that if it breaches or threatens to breach this Section 3.5, Orica may be irreparably harmed and the remedy at law may be inadequate and, therefore, without limiting any other remedy available at law or in equity, an injunction, specific performance, or other forms of equitable relief to prevent further use and/or disclosure of confidential information shall be available to Orica. All rights, powers and remedies provided for herein are cumulative, and Orica shall, in addition to the rights, powers and remedies herein conferred, be entitled to avail itself of all such other rights, powers and remedies as may now or hereafter exist.

3.6  In addition to the Additives, Orica possesses certain proprietary know-how ("Additional Technology") which may be useful in connection with the operation of EDC's Plant. In the event Orica determines that the use of such Additional Technology at EDC's Plant would be beneficial in the manufacture of AN Prills, the parties shall execute and deliver a license agreement governing the use of the Additional Technology.  Such license shall be royalty bearing (provided that any royalties charged by Orica ("Royalties") will be paid by Orica as provided for in Section 10 of Schedule "C" hereto), non-exclusive, EDC Plant specific, non-assignable and useable only for the purpose of manufacturing AN Prills in EDC's Plant for Orica. Further, subject to the execution and delivery of the license agreement, Orica shall provide and install at its cost the necessary equipment and material ("Additional Technology Assets") required in order to use such Additional Technology, and EDC shall maintain the Additional Technology Assets, the cost of which maintenance shall be an Additional Operating Cost as described in Schedule "C" hereto. At all times during the Term, title to the Additional Technology Assets shall be in Orica. Prior to installation of any Additional Technology Assets, the parties shall use their reasonable best efforts to agree upon which Additional Technology is to be installed and/or used, and the scope of work for the project. To the extent Additional Technology Assets in the form of equipment or other tangible personal property or fixtures are installed at EDC's Plant, such equipment, property or fixtures shall be clearly marked as the property of Orica during the Term, and EDC shall create and maintain written records demonstrating Orica's ownership. All intellectual property rights in the Additional Technology shall remain vested solely in Orica and its Affiliates, and, except as otherwise provided in the license agreement, this Agreement shall in no way confer any such rights upon EDC or any of its Affiliates. Upon termination of this Agreement, EDC's right to use the Additional Technology and Additional Technology Assets shall cease, and Orica shall be responsible, at its cost, for removing the Additional Technology Assets within 90 days of such termination.

3.7  Except to the extent such Claims arise out of or relate to the negligence of EDC or any Affiliate, or to the breach by EDC or an Affiliate of this Agreement or the license agreement, and provided EDC has complied with procedures supplied by Orica, Orica agrees to indemnify, defend and hold EDC and its Affiliates harmless from and against any and all Claims threatened in writing against, or incurred or suffered by EDC or any Affiliate to the extent arising out of or relating to a Claim of EDC or a third party for personal injury, property damage or infringement of intellectual property rights, arising out of or relating to the use of the Additional Technology and Additional Technology Assets by EDC during the Term, provided that written notice of such Claims shall have been delivered to Orica on or before the first anniversary of the end of the Term.

4.0  SUPPLY OF AN SOLUTION AND AN PRILLS BY EDC

4.1  During the Term, EDC shall commit the full manufacturing capacity of the IGAN Plant to the manufacture of AN for Orica under this Agreement. For the purposes hereof, EDC and Orica agree that such manufacturing capacity is a nominal 200,000 Tons per annum (180,000 Tons for Orica and up to 20,000 Tons for SEC in accordance with Subsection 4.2 hereof). However, in any given Year absent an event of Force Majeure, the parties contemplate the EDC Plant shall be capable of manufacturing between 192,000 and 240,000 Tons of AN, with the utilization of the Additional Technology. EDC shall use its commercially reasonable efforts to ensure that the EDC Plant is capable of a manufacturing capacity of a minimum of 192,000 Tons of AN per year at all times during the Term, and that sufficient nitric acid manufacturing capacity at the EDC Site is at all times during the Term made available to allow the manufacturing of between 192,000 and 240,000 Tons of AN, provided Orica supplies, directly or through EDC, the necessary Ammonia and Additives to the EDC Site. During the Term, EDC shall operate the EDC Site in substantial compliance with all applicable Laws and good industry practices, and with all agreements relating thereto or by or to which EDC is bound or a party. The parties acknowledge and agree that Orica shall not participate in, or have any control over, the AN manufacturing process.

4.2  Orica agrees to make available for sale a minimum of 12,000 Tons of AN and a maximum of 20,000 Tons of AN to EDC for resale to EDC's Affiliate Slurry Explosives Corporation ("SEC"), pursuant to the terms of a purchase order in form and substance reasonably acceptable to Orica and EDC; provided that such minimum and maximum quantities shall be reduced proportionately to the extent the Tons of AN available for delivery by EDC to Orica in any Year are less than 192,000. The per Ton price to EDC for AN sold to EDC for resale to SEC shall be ***.  If SEC elects to take such Tons of AN, EDC shall accept or cause SEC to accept, such Tons on a substantially equal Monthly basis and on a basis pari passu with EDC's deliveries of AN to Orica.

4.3  Orica shall pay to EDC the *** Fee calculated in accordance with Schedule "C" hereof for each Ton of Ammonium Nitrate delivered to Orica which conforms to the Specifications set forth in Schedule "B" hereto and otherwise in accordance with this Agreement. Orica shall also pay to EDC *** as set forth in Schedule "C" hereto.

4.3.1  If, for any reason in any Year, Orica does not take delivery of at least the Minimum Quantity (as defined in and adjusted pursuant to Schedule "D" hereto) (which Minimum Quantity shall be exclusive of the tonnage made available to EDC for resale to SEC), and such failure to take is not excused by another provision of this Agreement or any federal Law prohibiting or preventing the transportation, sale or use of AN generally, or agreed to by EDC, Orica shall pay to EDC an amount calculated in accordance with Schedule "D" hereto as Liquidated Damages in reimbursement of EDC's costs and lost profits, which payments shall be subject to annual reconciliation as provided in Schedule "D."

***INDICATES CERTAIN INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED FROM THIS PUBLIC FILING PURSUANT TO A REQUEST BY THE COMPANY FOR CONFIDENTIAL TREATMENT BY THE SECURITIES AND EXCHANGE COMMISSION.  THE OMITTED INFORMATION HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION FOR PURPOSES OF SUCH REQUEST.

4.3.2  Provided that Orica timely supplies Ammonia and Additives in the quantities required and meeting the quality specifications set forth in Schedule "B" hereto, and Orica is otherwise in compliance with this Agreement, EDC shall deliver to Orica AN Solution and AN Prills produced by EDC in the quantities and at the times provided for herein, except to the extent excused by the terms of this Agreement or any federal Law prohibiting or preventing the manufacture of AN generally, but in no event at a rate in excess of the operating capacity of the EDC Plant and quantities that can be shipped from storage.

4.3.3  No changes shall be made by EDC to the Additives in, or the coatings on, the Ammonium Nitrate without prior written notice to and the prior written consent of Orica.

4.4  The Ammonium Nitrate supplied to Orica shall be in the form of AN Solution and/or AN Prills, as designated by Orica at least 15 days in advance of the first day of a production Month. EDC and Orica acknowledge that the mix of AN Solution and AN Prills designated by Orica may vary from Month to Month but in no event shall the AN Prills volume designated by Orica exceed the aggregate of (a) the IGAN Plant capacity plus (b) the AN Prills in storage in the AN Prills Warehouse (as defined in Section 4.6 below) available to Orica, less (c) the volume of AN Prills to be supplied to EDC for resale to SEC. For purposes of the AN to be delivered under this Agreement, one Ton of AN Solution, on a 100% basis, shall be deemed the equivalent replacement of one Ton of AN Prills.

4.5  Notwithstanding anything to the contrary herein, and subject to EDC having available sufficient quantities of AGAN at EDC's discretion, Orica shall have the right to request EDC to substitute AGAN for AN Prills, and all Tons of AGAN delivered to and purchased by Orica shall be credited to Orica's Minimum Quantity obligation on a Ton for Ton basis up to a maximum of 190,000 Tons of AN and AGAN combined; provided that if in that Year the cost of manufacturing AGAN varies from the cost of manufacturing AN Prills, the *** to be paid by Orica for any Year in which it takes AGAN in lieu of AN Prills shall be adjusted accordingly. In the event that Orica shall take delivery of at least 190,000 Tons of AN in a given Year, and any explosives customers request EDC or Orica to sell and deliver additional quantities of AN Solution or AGAN, Orica shall use its commercially reasonable efforts to source such AN Solution or AGAN from EDC hereunder, provided that the price to Orica of such AN Solution or AGAN shall be the same as or less than the price Orica could obtain for comparable AN Solution or AGAN from other sources. EDC shall refer to Orica any inquiries EDC receives during the Term concerning the supply by EDC of AGAN or AN Solution from the EDC Site to explosives customers.

***INDICATES CERTAIN INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED FROM THIS PUBLIC FILING PURSUANT TO A REQUEST BY THE COMPANY FOR CONFIDENTIAL TREATMENT BY THE SECURITIES AND EXCHANGE COMMISSION.  THE OMITTED INFORMATION HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION FOR PURPOSES OF SUCH REQUEST.

4.6  The parties acknowledge that EDC does not presently have a warehouse for the storage of AN Prills. Promptly after the date hereof, provided that the parties have agreed upon the contract for its construction and Orica shall have provided credit support in the form of a letter of credit as set forth in Schedule "C", EDC shall construct, at its cost, an AN Prills warehouse as more specifically provided in Section 12 hereof (the "AN Prills Warehouse"), with the cost thereof to be recovered as provided in Part 8 of Schedule "C" hereto.  Prior to completion of the Modifications (as defined below), all AN Prills supplied to Orica shall be manufactured using EDC's current technology, and shall meet the specifications set forth in Part I of the AN Prill Specifications set forth on Schedule "B" hereto (the "Interim ANP Specifications"). After (a) completion of the AN Prills Warehouse, (b) EDC's implementation of the use of Orica's Additive, and (c) installation by EDC of a chiller as a pre-cooler at the EDC Plant (which are collectively called Modifications and shall, subject to the foregoing provisions of this Section 4.6, be undertaken by EDC promptly after the date hereof), the specifications set forth in Part II of the AN Prills Specifications set forth in Schedule "B" hereto (the "Final ANP Specifications") shall apply to AN Prills delivered to Orica hereunder.  Orica's rights and EDC's liabilities and obligations with respect to AN Prills which do not meet the Interim ANP Specifications or Final ANP Specifications, as applicable, shall be governed by Section 8.1.

5.0  REPRESENTATIONS AND WARRANTIES

5.1  EDC represents and warrants to Orica that:

5.1.1  EDC is duly organized, validly existing, and in good standing under the laws of the State of Oklahoma, and has all requisite power and authority to own and lease the properties and assets it currently owns and leases, including at the EDC Site, and to conduct its activities as such activities are currently conducted,

5.1.2  EDC has all requisite corporate power, authority and capacity to execute, deliver, and perform this Agreement and to consummate the transactions contemplated hereby. The execution, delivery, and performance of this Agreement and the consummation of the transactions contemplated hereby by EDC have been duly and validly authorized by all necessary action on the part of EDC (including approval by the board of directors and shareholders of EDC), and this Agreement has been duly and validly executed and delivered by EDC, and is the valid and binding obligation of EDC, enforceable against EDC in accordance with its terms, subject to applicable laws of bankruptcy, insolvency and similar laws affecting creditors' rights and remedies generally.

5.1.3  The execution, delivery, and performance by EDC of this Agreement does not and will not (i) conflict with or violate any provision of the articles of incorporation or bylaws of EDC; (ii) violate any provision of any Laws; (iii) conflict with, violate, result in a breach of, constitute a default under (without regard to requirements of notice, lapse of time, or elections of other persons, or any combination thereof) or accelerate or permit the acceleration of the performance required by, any material contracts to which either EDC is a party or by which either EDC or the EDC Site are bound or affected; (iv) result in the creation or imposition of any lien against or upon the EDC Site or any component or part thereof, or the Ammonia, Additives or the AN; or (v) require any consent, approval, or authorization of, or filing of any certificate, notice, application, report, or other document with, any Government or other person.

5.1.4  EDC is currently in compliance with all Laws applicable to the ownership and operation of the EDC Site, except for such non-compliance as would not have a material adverse effect on EDC's ability to perform hereunder, and EDC is not subject to any Law, judgment, decree or sanction that would preclude the delivery, receipt and processing of the Ammonia and Additives, or any of the other activities contemplated to be performed by it under the Agreement.

5.2  Orica represents and warrants to EDC that:

5.2.1  Orica is duly organized, validly existing, and in good standing under the laws of the State of Delaware, and has all requisite power and authority to own and lease the properties and assets it currently owns and leases and to conduct its activities as such activities are currently conducted.

5.2.2  Orica has all requisite corporate power, authority and capacity to execute, deliver, and perform this Agreement and to consummate the transactions contemplated hereby. The execution, delivery, and performance of this Agreement and the consummation of the transactions contemplated hereby by Orica have been duly and validly authorized by all necessary action on the part of Orica (including approval by the board of directors and shareholders of Orica), and this Agreement has been duly and validly executed and delivered by Orica, and is the valid and binding obligation of Orica, enforceable against Orica in accordance with its terms, subject to applicable laws of bankruptcy, insolvency and similar laws affecting creditors' rights and remedies generally.

5.2.3  The execution, delivery, and performance by Orica of this Agreement does not and will not (i) conflict with or violate any provision of the articles of incorporation or bylaws of Orica; (ii) violate any provision of any Laws; (iii) conflict with, violate, result in a breach of, constitute a default under (without regard to requirements of notice, lapse of time, or elections of other persons, or any combination thereof) or accelerate or permit the acceleration of the performance required by, any material contracts to which either Orica is a party or by which Orica is bound or affected; (iv) result in the creation or imposition of any lien against or upon the Ammonia, Additives, Additive Assets or AN; or (v) require any consent, approval, or authorization of, or filing of any certificate, notice, application, report, or other document with, any Government or other person.

5.2.4  Orica is currently in compliance with all Laws applicable to the ownership and operation of Orica's business, except for such non-compliance as would not have a material adverse effect on Orica's ability to perform hereunder and Orica is not subject to any Law, judgment, decree or sanction that would preclude the delivery of the Ammonia and Additives and receipt of the AN Prills and AN Solution, or any of the other activities contemplated to be performed by it under the Agreement.

5.2.5 ***

5.2.6  ***

***INDICATES CERTAIN INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED FROM THIS PUBLIC FILING PURSUANT TO A REQUEST BY THE COMPANY FOR CONFIDENTIAL TREATMENT BY THE SECURITIES AND EXCHANGE COMMISSION.  THE OMITTED INFORMATION HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION FOR PURPOSES OF SUCH REQUEST.

***.

6.0  AMMONIA AND ADDITIVES PURITY AND WARRANTY

6.1  Orica warrants that the Ammonia delivered by Orica to EDC from time to time hereunder will be delivered by pipeline or rail car and will conform to the Ammonia Specifications set forth in Schedule "B" hereto. With respect to Ammonia shipped by Orica by rail, Orica shall use commercially reasonable efforts to utilize dedicated ammonia rail cars leased by Orica or its Ammonia supplier. EDC agrees to use the same efforts it expends on its own behalf to ensure that the Ammonia acquired and supplied by EDC to Orica will conform to the Ammonia Specifications set forth in Schedule "B" hereto. EDC shall reject any ammonia from its supplier which does not conform to such specifications, and shall be responsible for arranging with its supplier adequate supplies of conforming replacement Ammonia. Such Ammonia will be shipped by pipeline provided such pipeline is available for shipments.

6.2  Orica shall use commercially reasonable efforts, at its own expense, to cause its Ammonia supplier to provide a certificate of analysis and, if the Ammonia is transported by rail, Orica shall use dedicated equipment and implement procedures to protect the quality of Ammonia through delivery to the EDC Site. Further, at its own expense, Orica shall periodically cause such Ammonia to be analyzed prior to delivery into EDC's storage tank as may be reasonably required by EDC and the report of such analysis shall be provided to EDC upon request. Additional sampling and subsequent analysis of the Ammonia may be conducted by EDC in its discretion in accordance with standard methods of the American Society of Testing Materials, or by such other methods as may be agreed by Orica and EDC. EDC and Orica will retain any samples that such party takes for at least 60 days from the date of delivery to be analyzed if a dispute arises as to the quality of the Ammonia.

6.3  If, based on the supplier's certificate of analysis or the analysis of the samples by EDC, any ammonia delivered by Orica to EDC does not meet the Ammonia Specifications, EDC shall, as soon as practicable following such determination, advise Orica in writing that such ammonia does not meet such Specifications. Orica shall be solely responsible for any

***INDICATES CERTAIN INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED FROM THIS PUBLIC FILING PURSUANT TO A REQUEST BY THE COMPANY FOR CONFIDENTIAL TREATMENT BY THE SECURITIES AND EXCHANGE COMMISSION.  THE OMITTED INFORMATION HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION FOR PURPOSES OF SUCH REQUEST.

demurrage, freight or transportation costs, removal costs, tank cleaning costs and other costs which are a direct result of Orica's delivery of nonconforming Ammonia. If EDC does not advise Orica that such ammonia does not meet the Ammonia Specifications within 30 days after delivery to the EDC Site, the Ammonia shall be deemed to meet the Ammonia Specifications. In the event that Orica disagrees with EDC's analysis, Orica will give EDC notice within 30 days of receipt of EDC's notice, in which event the sample retained by EDC will be, and any sample retained by Orica may be, submitted for independent analysis to a mutually acceptable commercial laboratory. The laboratory's analysis of such sample or samples shall be final and binding on the parties. The cost of the laboratory's independent analysis will be borne by Orica if the ammonia is off-specification and by EDC if the Ammonia meets the Specifications.

6.4  Orica warrants that it has good title to, and the right to supply, all Ammonia and Additives delivered or supplied by Orica to EDC from time to time hereunder free and clear of all Claims, liens, security interests, encumbrances and charges.

6.5  EXCEPT AS SPECIFICALLY PROVIDED IN SUBSECTIONS 5.2, 6.1 and 6.4
             HEREOF, ORICA MAKES NO, AND HEREBY DISCLAIMS ANY,
             REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED,
             STATUTORY OR OTHERWISE, RELATING TO THE AMMONIA AND
             ADDITIVES DELIVERED BY ORICA OR SUPPLIED TO EDC HEREUNDER
             INCLUDING, WITHOUT LIMITATION, WARRANTIES AS TO CONDITION,
             QUANTITY OR QUALITY, MERCHANTABILITY, FITNESS FOR
             PARTICULAR PURPOSE, OR OTHERWISE.

7.0  AN PRILLS AND AN SOLUTION PURITY AND WARRANTY

7.1  Provided that Orica supplies to EDC, or EDC is able to obtain from its supplier, sufficient Ammonia to meet the Monthly forecast requirements and the Ammonia Specifications, EDC warrants that all AN Solution and AN Prills delivered to Orica from time to time hereunder shall conform to the AN Solution Specifications and Interim or Final ANP Specifications set forth in Schedule "B" hereto, as applicable, except to the extent the failure to meet such Specifications is attributable to the addition or use of Additives. EDC shall have the right to conduct performance tests, in form reasonably acceptable to Orica, on AN Solution and AN Prills produced during the first 90 days of the Term in order to confirm that the Additives supplied by Orica will result in the production of AN meeting the AN Solution Specification and the applicable ANP Specification. Orica shall have the right to witness such tests, and the parties will cooperate in good faith to identify mutually acceptable solutions in the event such tests demonstrate that use of the Additives contribute to the production of non-conforming AN.

7.2  EDC shall take samples of AN Solution and AN Prills delivered by EDC to Orica from each truck or rail car upon loading at the EDC Plant. Orica may take samples of AN Solution and AN Prills upon arrival at Orica's destination.   Analysis of the samples shall be conducted by the sampling party in accordance with the standard methods of the American Society of Testing Materials, or by such other methods as may be agreed by Orica and EDC. Each party shall retain any such samples for at least 60 days from the date of sampling to be analyzed if a dispute arises as to the quality of the AN.

7.3  If, based on analysis of the samples by EDC, any AN solution or AN prills delivered or to be delivered by EDC to Orica do not meet the AN Solution Specifications or the applicable ANP Specifications, respectively, EDC shall so notify Orica in writing and shall not ship such AN solution or AN prills without Orica's written approval. Subject to the terms of sale agreed in writing between Orica and EDC regarding such shipments, which terms may vary from those set forth in this Agreement, any nonconforming AN solution or AN prills shipped with Orica's approval shall be deemed to be in compliance with this Agreement, provided that any such acceptance shall not be deemed a waiver for any other nonconforming AN.   If Orica does not advise EDC that AN solution or AN prills, as the case may be, do not meet the applicable Specifications within (45) days of the date of receipt thereof, the AN Solution or AN Prills, as the case may be, shall be deemed to meet the relevant Specifications. In the event that either party disagrees with the other party's analysis of the samples, the disagreeing party shall give the other notice within 15 days of receipt of the results of the analysis, in which event the retained sample or samples shall be submitted for independent analysis to a mutually acceptable commercial laboratory. The laboratory's independent analysis shall be final and binding on the parties. The cost of the independent laboratory's analysis will be borne by EDC if the AN is off-Specification and by Orica if the AN meets the Specifications.

7.4  EDC agrees to apply the same loading inspection standards and procedures to all trucks, tank trucks and rail cars used to transport AN Solution or AN Prills, irrespective of the supplier. EDC agrees to promptly provide to Orica a copy of such standards and procedures in effect as of the Effective Date, together with copies of any revised standards and procedures subsequently adopted by EDC.

7.5  EDC warrants that it has good title to, and the right to supply, all AN Solution and AN Prills supplied and delivered to Orica from time to time hereunder free and clear of all Claims, liens, security interests, encumbrances and charges, and that EDC has the manufacturing and conversion capability and capacity, and the right, to supply such AN Solution and AN Prills to Orica at the rates, times and quantities contemplated by this Agreement. EDC has all necessary authorizations, approvals and permits to receive the Ammonia at EDC's Site, to process the same to produce AN, and to undertake all of the other activities contemplated to be performed by it in accordance with this Agreement.

7.6  EXCEPT AS SPECIFICALLY PROVIDED IN SUBSECTIONS 5.1, 7.1 and 7.5
             HEREOF, EDC MAKES NO, AND HEREBY DISCLAIMS ANY,
             REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED,
             STATUTORY OR OTHERWISE, RELATING TO THE AN SOLUTION OR
             AN PRILLS DELIVERED BY EDC OR SUPPLIED TO ORICA
             HEREUNDER INCLUDING, WITHOUT LIMITATION, WARRANTIES AS
             TO CONDITION, QUANTITY OR QUALITY, MERCHANTABILITY, FITNESS
             FOR PARTICULAR PURPOSE, OR OTHERWISE.

8.0  REMEDIES FOR NONCOMPLIANCE

8.1  Orica's exclusive remedies for any non-conforming AN supplied hereunder, other than any nonconformance to the extent caused by the Additives or non-conforming Ammonia, shall be, at Orica's option, to (a) reject such non-conforming AN without penalty, or (b) accept such AN but at a price per Ton reduced by agreement of the parties. In the event that Orica rejects any nonconforming AN, EDC will cause such nonconforming AN to be promptly removed from its current location at EDC's cost, and EDC will take all necessary measures to promptly provide Orica with replacement AN meeting the applicable Specifications at that location ***.  In the further event that Orica rejects the nonconforming AN, but EDC is unable to deliver replacement AN to Orica within the time period necessary to meet the needs of Orica's customers, Orica shall have the right, commencing on the business day following delivery of written notice to EDC, to purchase a like quantity of AN from an alternative supplier which purchase shall, Ton for Ton, reduce Orica's obligation to purchase the Minimum Quantity as further set forth in Schedule "D" hereto. In the event of production or delivery by EDC of non-conforming AN, the parties shall cooperate in good faith in identifying means by which to mitigate loss or damage attributable to such nonconformance; provided that Orica shall be solely responsible for any nonconformance of AN supplied hereunder to the extent caused by the Additives or non-conforming Ammonia. EDC may dispose of any such non-conforming AN returned to it by sale to SEC or agricultural customers.

8.2  EDC shall have no liability to Orica for loss of or shortage in quantity of AN supplied or to be supplied hereunder solely as a result of EDC's loading of, or the short-filling of, rail cars or trucks unless Orica notifies EDC in writing within 45 days from the date of receipt of the AN. Provided that Orica has timely given such notice, its exclusive remedy for any loss of or shortage in quantity of AN shall be the refund of the *** for

***INDICATES CERTAIN INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED FROM THIS PUBLIC FILING PURSUANT TO A REQUEST BY THE COMPANY FOR CONFIDENTIAL TREATMENT BY THE SECURITIES AND EXCHANGE COMMISSION.  THE OMITTED INFORMATION HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION FOR PURPOSES OF SUCH REQUEST.

such AN that was invoiced but not delivered, the cost of the Additives and the Ammonia therein plus the cost of freight to the point at which the loss or shortage was detected.

8.3  EDC shall notify Orica within 45 days of receipt of Ammonia delivered by rail car hereunder of any loss of or shortfall in quantity of Ammonia received as compared to the quantity specified on the bill of lading. Promptly upon receipt of such notice, Orica shall ship an additional quantity of Ammonia to EDC's Plant to make-up any such loss or shortfall, and the delivery to EDC's Plant of such make-up Ammonia shall be EDC's sole remedy for loss of or shortfall in quantity of Ammonia received.

8.4  Except with respect to Orica's rights set out in Sections 8.1 and 8.2, Orica hereby releases and forever discharges EDC, its agents, employees, successors and assigns, from all Claims relating to non-conformance with Specifications, or loss or shortage in quantity, of AN supplied by EDC pursuant to this Agreement. In no event whatsoever shall either party be liable to the other for loss of profits or special, indirect or consequential damages, except as specifically provided in Schedule "D" hereto with respect to Liquidated Damages.

8.5  Subject to Section 8.1, following the delivery of AN or AGAN to Orica hereunder and removal of such AN or AGAN from the EDC Site, Orica assumes all risks and responsibility in connection with the further handling or use of such AN or AGAN, whether used singly or in combination with other products. Orica agrees to indemnify, defend and hold harmless EDC and its Affiliates from and against any and all Claims incurred or suffered by, or threatened against EDC or its Affiliates in connection with such further handling or use of AN or AGAN.

9.0  QUANTITY MEASUREMENT

9.1  Actual measurement of quantities of products delivered and the supplied party's rights to dispute such measurements will be as set out in Schedule "E".

10.0  AMMONIA AND ADDITIVES DELIVERY, RISK AND TITLE

10.1  Subject to Section 10.6, all Ammonia which is supplied by Orica shall be supplied by pipeline or via rail cars owned or leased by Orica or its suppliers at a maximum of four rail cars per 24-hour period. All Additives shall be supplied by Orica via tank truck or rail car. Orica shall be responsible for making arrangements with the common carrier for routing and shipment of the Ammonia supplied by Orica by rail car and the Additives by rail car or tank truck. All Ammonia acquired and supplied by EDC hereunder shall be supplied by pipeline, and EDC shall be responsible for making the necessary shipment arrangements to the extent Ammonia is available to EDC.

10.2  Orica shall deliver the Ammonia it supplies by rail car and the Additives to the unloading facility at the EDC Site.   EDC shall use its commercially reasonable efforts to physically segregate all Ammonia and Additives delivered by Orica from all other Ammonia and similar additives located at EDC's Site and shall install signage and otherwise clearly mark such Ammonia and Additives as the property of Orica to the reasonable satisfaction of Orica. All risks of loss or otherwise in relation thereto shall pass to and remain with EDC from the commencement of unloading from Orica's transportation equipment until such time as such Ammonia and Additives are converted into AN.

10.3  EDC shall unload Ammonia and Additives supplied by Orica in rail cars and release such rail cars within 2 days from the arrival of such rail cars on EDC's Site and shall unload Additives shipped by trucks within the free unloading period allowed by the carrier; provided, however, in no event shall EDC be required to unload more than (a) four rail cars of Ammonia and Additives in any one 24-hour period or (b) one truck of Additives in any one 24-hour period. Should EDC fail to comply with the foregoing, EDC shall reimburse Orica for all demurrage incurred by Orica resulting from such delay within 30 days of receipt of an invoice therefor from Orica. ***.  The cost to handle and unload any rail cars of Ammonia supplied by Orica shall be paid by Orica as an Additional Operating Cost as set forth in Section 9 of Schedule "C" hereto. The procedure for unloading rail cars of Ammonia and for unloading of trucks of Additives is attached hereto as Schedule "G".

10.4  Ammonia supplied by pipeline shall be delivered to EDC's Ammonia storage tanks and metered by the metering devices currently utilized at the EDC Site or similar metering devices. Absent demonstrable error, EDC and Orica agree that the amount of Ammonia delivered by pipeline shall be conclusively determined by the delivery receipt provided by the pipeline.

10.5  Orica may from time to time request EDC to assist Orica in obtaining repair of Orica's rail cars at EDC's facilities located at the EDC Site. EDC shall use its commercially reasonable efforts to obtain such services on Orica's behalf, and at Orica's expense.

10.6  The parties contemplate that up to four rail cars of Ammonia per 24-hour period will be unloaded at EDC's existing unloading facility provided that such facility is upgraded by putting into service the existing unloading arm. The costs incurred by EDC in making serviceable such unloading arm shall be charged to Orica as incurred. In the event Orica requires additional Ammonia storage in rail cars or Ammonia rail car unloading capacity, Orica shall so notify EDC, and EDC shall prepare a proposal to Orica setting forth the additional trackage, facility improvements and unloading arm improvements necessary to accommodate such additional

***INDICATES CERTAIN INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED FROM THIS PUBLIC FILING PURSUANT TO A REQUEST BY THE COMPANY FOR CONFIDENTIAL TREATMENT BY THE SECURITIES AND EXCHANGE COMMISSION.  THE OMITTED INFORMATION HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION FOR PURPOSES OF SUCH REQUEST.

capacity, together with the costs thereof. Upon Orica's agreement to such capital improvements, they shall be treated as an Approved Investment Project under Section 8 of Schedule "C" hereto, or as otherwise agreed by EDC and Orica in writing.

11.0  AN SOLUTION AND AN PRILLS DELIVERY, RISK AND TITLE

11.1  Unless otherwise agreed, EDC shall deliver all AN Solution and AN Prills supplied hereunder into trucks, tank trucks or rail cars supplied by Orica.

11.2  Unless otherwise agreed, EDC shall load (a) AN Solution into Orica's rail tank cars and release such cars within two days from the arrival of such cars at EDC's Site, (b) AN Prills into Orica's rail hopper cars and release such cars within two days from the arrival of such cars at EDC's Site, and (c) AN Solution or AN Prills into Orica's trucks and release such trucks within the free loading period allowed by the carrier; provided, however, that such time frames shall be extended by any intervening weekend, holiday, or Force Majeure event; and provided further that in no event shall EDC be required to load in one day any more than one day's actual production rate of AN Solution and, until the AN Prills Warehouse is built, AN Prills. Should EDC fail to comply with the foregoing, EDC shall reimburse Orica for all demurrage and other out-of-pocket expenses incurred by Orica resulting from such delay within 30 days of receipt of an invoice therefor from Orica. Orica shall use commercially reasonable efforts to schedule rail cars or trucks for the EDC Plant at a rate that will permit EDC to load such cars and trucks within the time frames set forth in clauses (a) through (c) above, taking into account reasonably anticipated AN Solution and AN Prill production rates and the quantity of AN Prills and available AN Prills storage capacity in the Warehouse. ***.

11.3  Title to all AN Solution and AN Prills manufactured hereunder shall be in Orica upon and after the earlier of (a) delivery of the AN into Orica's trucks or railcars, or (b) following its construction, delivery of the AN Prills to the AN Prills Warehouse. EDC shall use commercially reasonable efforts to physically segregate all AN Solution and AN Prills manufactured for Orica from all AGAN, and other AN solution located at the EDC Site, and shall install signage and otherwise clearly mark Orica's AN Solution and AN Prills as the property of Orica to the reasonable satisfaction of Orica. Delivery of AN to Orica shall occur and all risks of loss and otherwise in relation thereto shall pass at the earlier of (a) delivery of the AN into Orica's trucks or rail cars at the EDC Site or, (b) following its construction, delivery of the AN Prills to the AN Prills Warehouse.

11.4  EDC shall weigh, by means of certified scales and otherwise in accordance with Schedule "E", all trucks and rail cars before and after they have been loaded, to determine the net weight of AN delivered to Orica.

***INDICATES CERTAIN INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED FROM THIS PUBLIC FILING PURSUANT TO A REQUEST BY THE COMPANY FOR CONFIDENTIAL TREATMENT BY THE SECURITIES AND EXCHANGE COMMISSION.  THE OMITTED INFORMATION HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION FOR PURPOSES OF SUCH REQUEST.

11.5  EDC shall promptly confirm to Orica any shipment made, specifying the carrier, the date of departure, the weight of AN in each rail car or truck and its destination. EDC shall also promptly forward to Orica one copy of each bill of lading issued with respect to such shipments. Absent demonstrable error, the carrier's weight measurements shall be deemed correct and shall be controlling. The carrier which shall receive delivery of AN at EDC's Plant shall be deemed authorized by Orica to execute the bill of lading for the shipment; provided, however, that authorization shall not affect Orica's rights pursuant to Sections 7 and 8 hereof.

11.6  EDC shall use its commercially reasonable efforts to minimize loss and shrinkage of AN during storage and handling, but such loss and shrinkage shall be to Orica's account.

12.0  STORAGE

12.1  Subject to the provisions of Schedule "C" hereto, EDC agrees to obtain any required permits for and to construct, in cooperation with Orica, the AN Prills Warehouse with a minimum capacity of 8,500 Tons. Completion of the AN Prills Warehouse is estimated to take six months from commencement of construction. Following the construction of such Warehouse, Orica shall at all times during the Term have exclusive access to the AN Prills Warehouse storage capacity. The AN Prills Warehouse will be equipped as specified by Orica to ensure AN Prill quality is maintained post-manufacture. Orica shall be permitted to store its AN Prills in the AN Prills Warehouse at all times and the costs relating to the operation thereof shall be charged by EDC as Additional Operating Costs. The contents of the AN Prills Warehouse shall be clearly marked by appropriate signage as being the property of Orica, to the reasonable satisfaction of Orica.

12.2  Upon completion of construction of the AN Prills Warehouse, EDC and Orica shall enter into a Warehouse Lease in substantially the form of Schedule "H" hereto.

13.0  FORECASTS

13.1  No later than August 31 of each Year during the Term for Years following 2001, Orica shall deliver to EDC a forecast of its demands for AN for the succeeding Year, together with a forecast by Month of its demands for AN Solution and AN Prills. The Monthly forecast is an estimate for planning purposes and is not a commitment to take AN Solution and AN Prills at the Monthly rates estimated. Orica shall also provide the forecasts required by Section 4.4 at the time provided for therein.

13.2  Notwithstanding Section 13.1, Orica shall use its commercially reasonable efforts to take delivery of AN Solution and AN Prills at generally uniform rates throughout each Year.

14.0  PAYMENTS

14.1  EDC shall invoice Orica for AN Solution and AN Prills delivered during the Month to rail cars, trucks or the AN Prills Warehouse on behalf of Orica. The invoice price for such AN shall be *** determined in accordance with Schedule "C" hereto. EDC shall also invoice Orica for any other amounts as provided in Schedule "C" or "D" hereto.

14.2  Orica shall pay to EDC the amount of each such *** invoice on or before the first day of the second Month succeeding the Month in which such deliveries were made. Orica shall pay to EDC any other amounts owing in accordance with Schedules "C" and "D" hereto when they become due in accordance with such Schedules. If Orica has disputed any invoice in good faith prior to the expiration of the applicable payment period, Orica shall timely pay any undisputed amount, and shall have 30 days from receipt of a corrected invoice within which to remit payment for any agreed-upon amount related to disputed items.

14.3  ***.

15.0  FORCE MAJEURE

15.1  Notwithstanding anything herein contained, each party will be excused from performance of its obligations hereunder, other than (a) an obligation to pay money, including, without limitation, Liquidated Damages, or (b) provide indemnity, in the event and to the extent such failure is caused by an event of Force Majeure.

***INDICATES CERTAIN INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED FROM THIS PUBLIC FILING PURSUANT TO A REQUEST BY THE COMPANY FOR CONFIDENTIAL TREATMENT BY THE SECURITIES AND EXCHANGE COMMISSION.  THE OMITTED INFORMATION HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION FOR PURPOSES OF SUCH REQUEST.

If an event of Force Majeure occurs, the party whose performance is excused shall immediately provide written notice to the other party of the event of Force Majeure, the nature of the event, the extent to which the event of Force Majeure affects or delays the affected party's performance hereunder, the particular obligations so affected, the steps taken and proposed to be taken to lessen and cure the Force Majeure, and the estimated duration of the event of Force Majeure. If there is any material change, addition or alteration to the circumstances giving rise to, or in the information provided pursuant to, the written notice, the affected party shall provide the other party with written notice of the same.

At all times during an event of Force Majeure, both parties shall use reasonable means to avoid or minimize the consequences of any event of Force Majeure; provided that nothing contained in this Agreement shall be construed as requiring either party hereto to accede to the demands of labor or labor unions it considers unreasonable. The performance of this Agreement shall be resumed as soon as practicable after such disability has been removed.

15.2  If an event of Force Majeure impairs EDC's ability to produce nitric acid or deliver AN Solution under this Agreement, EDC shall allocate its available production of nitric acid and AN Solution manufactured at EDC's Site and available for supply among all of EDC's customers then supplied or which are customarily supplied from EDC's Site, including Orica, EDC and Affiliates of EDC. This prorating shall be based on EDC's existing contracts for sale of nitric acid or AN Solution and the previously forecasted requirements of such customers for the period of the Force Majeure.

15.3  An event of Force Majeure shall not extend the term of this Agreement.

16.0  TERMINATION

16.1  Either party may terminate this Agreement upon written notice to the other party, in the event the other party shall commence, or there shall be commenced against the other party, any case, proceeding or other action (which shall not have been dismissed within 60 days of commencement) seeking to have an order for relief entered with respect to such party or to adjudicate such party as a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition under any Law relating to bankruptcy, insolvency, reorganization or relief of debtors or seeking appointment of a receiver, trustee, custodian or other similar fiduciary with respect to any part of such party's business or property or the other party makes a general assignment for the benefit of its creditors.

16.2  If an event of Force Majeure claimed by EDC or Orica persists for a continuous period of at least one hundred eighty (180) days or if the duration of an event of Force Majeure claimed by EDC or Orica is estimated by the party claiming Force Majeure to be one hundred eighty (180) days or longer, then the party not claiming the Force Majeure shall have the right, but not the obligation, to terminate this Agreement and the obligations of the parties hereto, except for claims in dispute and payments and other obligations then due and owing, by giving written notice of termination to the other party. For purposes of this Subsection 16.2, if the period between the end of one event of Force Majeure and the commencement of another event of Force Majeure is less than 30 days, the Force Majeure shall be deemed to be continuous, but the time between the Force Majeure periods shall not be counted in determining the one hundred eighty (180) day period required before termination hereunder is allowed.

16.3  EDC may terminate this Agreement on 14 days prior written notice to Orica if Orica delivers ammonia to EDC which does not meet Ammonia Specifications and if, after EDC has given notice to Orica pursuant to Subsection 6.3, Orica has not within 45 days of receipt of such notice, commenced deliveries of Ammonia meeting the Ammonia Specifications.

Orica may terminate this Agreement on 14 days prior written notice to EDC if EDC delivers AN solution or AN prills to Orica which do not meet the AN Solution Specifications or AN Prill Specifications, respectively, and if, after Orica has given notice to EDC pursuant to Subsection 7.3, EDC has not within 45 days of receipt of such notice, commenced delivery of at least 95% of the prior volumes of AN Solution or AN Prills which meet the relevant Specifications.

16.4  Either party may terminate this Agreement if the other party defaults in the due and punctual payment of any amounts owing to it or fails to perform any material obligation and such default or failure continues for 30 days after it gives written notice to the defaulting party advising of the default or failure and the intention to terminate this Agreement in the absence of payment or performance.

16.5  Either party may terminate this Agreement pursuant to a notice given in accordance with Subsection 27.2 hereof.

16.6  Orica may terminate this Agreement upon five days prior notice to EDC in the event (a) of major damage to, destruction of, or a loss of production capacity at, EDC's Plant, and (b)(i) within 180 days of such damage, destruction or loss of production capacity, EDC's Plant is not or cannot be restored to a level of production sufficient to meet the Minimum Quantity requirement, as determined by Orica acting in good faith and after consultation with EDC, or (ii) the cost to repair such damage, rebuild the Plant or restore the production capacity (after taking into account any insurance recovery by EDC) will result in an increase in the Manufacturing Fee. Nothing in this Section 16.6 shall be deemed to prevent EDC from repairing such damage, rebuilding the Plant or restoring its production capacity at its sole cost within a 180-day period, in which event such costs shall not be included in the Manufacturing Fee and Orica shall have no right to terminate under this Section 16.6.

16.7  The termination of this Agreement for any cause whatsoever shall not release a party from any liability which at the time of termination has already accrued to the other party or which may thereafter accrue in respect of any act or omission prior to termination.

16.8  The rights and remedies of the parties under this Agreement are cumulative and, subject to the limitations expressed in this Agreement, the exercise of a remedy by a party shall not preclude the right of such party to exercise any other remedy available to such party in accordance with the terms of this Agreement or otherwise.

17.0  HARDSHIP

17.1  If, at any time during the term of this Agreement, there occurs a substantial change in the business, technical or commercial conditions which adversely affects the business or financial condition of either party to this Agreement, or a substantial change in Laws applicable to this Agreement or its performance by either party, as a result of which a party incurs or would be likely to incur substantial hardship in complying with the provisions of this Agreement, the party experiencing hardship may notify the other in writing that it wishes to discuss the terms and performance of this Agreement in light of such changed conditions.

17.2  Within 30 days after any notice under Subsection 17.1 above, the parties shall meet in Oklahoma City at a mutually acceptable time to discuss in good faith appropriate means, if any, to relieve such hardship in a manner equitable to both parties and at such meeting the party alleging hardship shall make available such data and information as it deems necessary to justify its request for relief. For the avoidance of doubt, nothing in this Section 17 shall alter the rights and obligations of the parties to supply and purchase AN or supply Ammonia under this Agreement in any way except to the extent that the parties agree to do so in writing at or following any such meeting.

18.0  INSURANCE

18.1  EDC shall procure and maintain, at EDC's sole expense (but subject to Schedule "C"), at all times during the term of this Agreement:

18.1.1  Commercial General Liability Insurance

EDC shall provide coverage on a Commercial General Liability Occurrence Coverage Form CG 00 01 01 96 (or equivalent) with limits of not less than $1,000,000 each occurrence,

$1,000,000 products/completed operations aggregate, $1,000,000 personal injury aggregate and $2,000,000 general aggregate with deductibles and/or self-insured retentions determined by EDC in the exercise of its reasonable discretion. Railroad Protective Liability is to be included if that exposure exists. Limit of Liability for railroad protective liability required is not less than $5,000,000 per occurrence and in the aggregate. Any exclusions or amendments to the policy form must be disclosed by EDC. EDC's policy shall be specifically endorsed with Form CG 20 10 10 93 (or equivalent) to include Orica, its directors, officers and employees, as an Additional Insured. EDC's policy shall be specifically endorsed with form CG 24 02 10 93 (or equivalent) to waive any rights of subrogation against Orica.

18.1.2  Automobile Liability Insurance

EDC shall provide coverage on a Business Auto Policy Form CA 00 01 12 93 (or equivalent) for "Any Auto" (auto symbol #1) with a limit of liability in an amount no less than $1,000,000 each accident with deductibles and/or self-insured retentions determined by EDC in the exercise of its reasonable discretion. EDC shall provide a copy of such policy to Orica promptly after the date hereof.

18.1.3  Workers' Compensation Insurance

EDC shall provide coverage on Workers' Compensation Form WC 00 00 00 A 4 92 (or equivalent) in accordance with the laws of the State of Arkansas, and any other applicable jurisdiction, covering all employees who are engaged by EDC in performing its obligations under this Agreement. Employer's Liability coverage is required with the limits of not less than the following:

          Bodily Injury by Accident          $1,000,000 Each Accident

          Bodily Injury by Disease           $1,000,000 Each Employee

          Bodily Injury by Disease           $1,000,000 Policy Limit

EDC's policy shall be specifically endorsed with Form WC 00 03 13 (or equivalent) to waive any rights of subrogation against Orica. EDC will specifically be required to provide coverage under the Federal Employers Liability Act (FELA), if required, as FELA applies to interstate railroad employees.

18.1.4  Excess Liability Insurance

EDC shall provide Umbrella Liability coverage with a limit of liability no less than $10,000,000 each occurrence, and $10,000,000 aggregate.

18.1.5  Business Interruption Insurance

EDC shall maintain business interruption coverage without limit of liability.but with deductibles or self-insurance retentions determined by EDC in the exercise of its reasonable discretion. If a business interruption event occurs at the EDC Plant or EDC Site which adversely impacts EDC's ability to manufacture and deliver AN to Orica, EDC shall seek recovery under its business interruption insurance for all Claims arising or resulting therefrom including, without limitation, Manufacturing Fees which would have been paid by Orica had such AN been manufactured and delivered. Orica shall not seek recovery for any Claims under EDC's business interruption insurance.

18.1.6  Property Insurance

EDC shall provide property insurance (including business interruption insurance) covering all risks of loss and damage to the EDC Plant and EDC Site, including but not limited to plant, equipment, real property, personal property, tools, machinery and electronic data processing equipment. Coverage shall also be provided for any property which is in EDC's care, custody or control, and for which EDC is legally responsible. Insurance valuation shall be for replacement cost with deductibles or self-insurance retentions determined by EDC in the exercise of its reasonable discretion. EDC shall provide a copy of such policies to Orica promptly after the date hereof.

18.1.7  Environmental Impairment Liability (EIL) Insurance

EDC has, as of the Effective Date, EIL insurance coverage with an aggregate limit of liability of $20,000,000, subject to certain deductibles and/or self-insured retentions. At the request and expense of Orica, EDC's EIL policy shall be specifically endorsed to include Orica as an Additional Named Insured with regard to exposures in which Orica has a financial interest or for which Orica has or may have any liability. EDC's policy shall be specifically endorsed to waive any rights of subrogation against Orica, its directors, officers and employees.

18.1.8  General Terms

All insurance companies providing the aforesaid coverages to EDC must be authorized to do business in the State of Arkansas. All insurance companies must be rated A- or better with a financial rating of VIII or better in the most recent A.M. Best's Rating Guide. All insurance companies shall provide 30 days prior written notice to Orica of material modification, cancellation or non-renewal of any of the coverages. Certificates of insurance for all required coverages shall be provided to Orica prior to commencement of the Agreement and renewal certificates upon policy renewals. Copies of the required endorsements to the policies also shall be provided to Orica at the same times.

18.2  Orica shall procure and maintain, at Orica's sole expense, at all times during the term of this Agreement:

18.2.1  Commercial General Liability Insurance

Orica shall provide coverage on a Commercial General Liability Occurrence Coverage Form CG 00 01 01 96 (or equivalent) with limits of not less than $1,000,000 each occurrence, $1,000,000 products/completed operations aggregate, $1,000,000 personal injury aggregate and $2,000,000 general aggregate with deductibles and/or self-insured retention determined by Orica in the exercise of its reasonable discretion. Railroad Protective Liability is to be included if that exposure exists. Limit of Liability for railroad protective liability required is not less than $5,000,000 per occurrence and in the aggregate. Any exclusions or amendments to the policy form must be disclosed by Orica. Orica's policy shall be specifically endorsed with Form CG 20 10 10 93 (or equivalent) to include EDC as an Additional Insured. Orica's policy shall be specifically endorsed with form CG 24 02 10 93 (or equivalent) to waive any rights of subrogation against EDC.

18.2.2  Automobile Liability Insurance

Orica shall provide coverage on a Business Auto Policy Form CA 00 01 12 93 (or equivalent) for "Any Auto" (auto symbol #1) with a limit of liability in an amount no less than $1,000,000 each accident with deductibles and/or self-insured retentions determined by Orica in the exercise of its reasonable discretion. Orica shall provide a certificate of insurance respecting such policies to EDC promptly after the date hereof.

18.2.3 Workers' Compensation Insurance

Orica shall provide coverage on Workers' Compensation Form WC 00 00 00 A 4 92 (or equivalent) in accordance with the laws of the State of Arkansas, and any other applicable jurisdiction, covering all employees who are engaged by Orica in performing its obligations under this Agreement. Employer's Liability coverage is required with the limits of not less than the following:

               Bodily Injury by Accident           $1,000,000 Each Accident

               Bodily Injury by Disease            $1,000,000 Each Employee

               Bodily Injury by Disease            $1,000,000 Policy Limit

Orica's policy shall be specifically endorsed with Form WC 00 03 13 (or equivalent) to waive any rights of subrogation against EDC. Orica will specifically be required to provide coverage under the Federal Employers Liability Act (FELA), if required, as FELA applies to interstate railroad employees.

18.2.4 Excess Liability Insurance

Orica shall provide Umbrella Liability coverage with a limit of liability no less than $10,000,000 each occurrence, and $10,000,000 aggregate.

18.2.5 Business Interruption Insurance

Orica shall provide business interruption insurance coverage relating to its explosives business covering Claims against or incurred by Orica arising as a result of a business interruption event at the EDC Plant or the EDC Site which impacts the ability of EDC to manufacture and deliver AN hereunder to Orica. Orica shall seek recovery under such insurance for all such claims resulting from the event, save and except for (a) the monies which would have been paid by Orica to EDC for AN pursuant to the terms of this Agreement had the AN been delivered to Orica, which monies are addressed in Subsection 18.1.5 hereof, and (b) any deductibles paid to and/or retentions held back by Orica's insurer where Orica has made a claim arising from a business interruption event at the EDC Plant or EDC Site, which deductibles and/or retentions will be reimbursed by EDC to Orica.

18.2.6  Property Insurance

Orica shall provide property insurance (including business interruption insurance) covering all risks of loss and damage to its property, including but not limited to plant, equipment, real property, personal property, tools, machinery and electronic data processing equipment. Coverage shall also be provided for any property which is in Orica's care, custody or control, and for which Orica is legally responsible. Insurance valuation shall be for replacement cost with deductibles or self-insurance retentions determined by Orica in the exercise of its reasonable discretion. Orica shall provide a certificate of insurance respecting such policies to EDC promptly after the date hereof.

18.2.7  General

All insurance companies providing the aforesaid coverages to Orica must be authorized to do business in the State of Arkansas. All insurance companies must be rated A or better with a financial rating of VIII or better in the most recent A.M. Best's Rating Guide. All insurance companies shall provide 30 days prior written notice to EDC of material modification, cancellation or non-renewal of any of the coverages. Certificates of insurance for all required coverages shall be provided to EDC prior to commencement of the Agreement and renewal certificates upon policy renewals. Copies of the required endorsements to the policies also shall be provided to EDC at the same times.

19.0  DISPUTE RESOLUTION

19.1  Except as otherwise provided herein, the parties shall attempt in good faith to promptly resolve any controversy or claim arising out of or relating to this Agreement, or the interpretation, performance or breach hereof (any of the foregoing, a "Dispute"), by negotiations between the Chief Executive Officers of each party. The disputing party shall give the other party written notice of the Dispute. Within 15 days after receipt of such notice, the receiving party shall submit a written response to the other party. The notice and response shall include a statement of each party's position on the Dispute and a summary of the evidence and the arguments supporting its position. The Chief Executive Officer (or his designee) of each party shall meet at a mutually acceptable time and place within 20 days after the date of the disputing party's notice and thereafter as often as they reasonably deem necessary to exchange relevant information and to attempt to resolve the Dispute. All negotiations and discussions pursuant to this subsection 19.1 shall be confidential and shall be treated as compromise and settlement negotiations for purposes of the Federal Rules of Evidence and the Colorado Rules of Evidence.

19.2  If the Dispute remains unresolved for a period of 60 days following delivery by the disputing party of the notice referred to in Section 19.1, it shall be thereafter be settled by arbitration administered by the American Arbitration Association under its Commercial Arbitration Rules. The arbitration shall take place in Denver, Colorado. The parties shall, prior to referring any Dispute to arbitration, agree in writing upon the issue or issues to be arbitrated. The arbitrator(s) shall be instructed to reach a decision based only on the facts and information supplied by the parties during the proceeding. The parties agree that such referral and the arbitration award shall be binding on both parties. Judgment upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof. Notwithstanding any of the provisions or limitations of Sections 19.1 or 19.2, any demand for arbitration must be filed in writing with the other party and with the American Arbitration Association prior to the date when institution of legal or equitable proceedings based upon the Dispute would be barred by the applicable statute of repose or limitations.

20.0  CONFIDENTIAL INFORMATION AND ANNOUNCEMENTS

20.1  Each of the parties acknowledges that all non-public business, technical, proprietary or other similar information, including production cost and pricing information and data delivered to it by the other party in the course of entering into, performing or enforcing its rights under this

Agreement, as well as the fact and terms of this Agreement, are confidential and shall be treated as confidential and agrees to, and to require its Affiliates, employees, legal, financial and other advisors to, hold such information in strict confidence and to refrain from disclosing or using such information to the detriment of the other party, until the fifth anniversary of the expiration or termination of this Agreement; provided however that a party may disclose confidential information:

         (a)  if and when required to do so by Laws, provided that the disclosing party shall cooperate with any reasonable requests of the non-disclosing party in connection with a disclosure under this clause (a), including a request to review any securities filings pertaining to the entering into of this Agreement prior to their filing;

          (b)  to third parties in connection with a proposed sale by such party of its business related to the subject matter of this Agreement, or an interest therein, provided that such third parties agree in writing to keep such information confidential;

          (c)  which was previously known to it at the time of disclosure as evidenced by pre-existing written materials;

          (d)  which is received from a third party not under an obligation of confidentiality to the disclosing party with respect to such information as evidenced by pre-existing written materials; or

          (e)  which has been independently generated by the receiving party without reference to or reliance on any information provided hereunder.

20.2  Each party agrees that if it breaches or threatens to breach Section 20.1 or any other confidentiality provision of this Agreement, the other party may be irreparably harmed and the remedy at law may be inadequate, and therefore, without limiting any other remedy available at law or in equity, an injunction, specific performance, or other forms of equitable relief to prevent further use and/or disclosure of confidential information, or money damages, shall be available to the other party. All rights, powers and remedies provided for herein are cumulative, and the other party shall, in addition to the rights, powers and remedies herein conferred, be entitled to avail itself of all such other rights, powers and remedies as may now or hereafter exist.

20.3  Neither party shall make any announcement in any way concerning this Agreement nor any other transaction related hereto without the prior written consent of the other party hereto, except as may be required by Law or applicable stock exchange rule.

21.0  SECURITY INTEREST

21.1  Orica and EDC hereby acknowledge that title to the Ammonia supplied pursuant to Sections 3.1 and 3.1.1 of this Agreement, Additives and AN manufactured for Orica hereunder shall at all times be in Orica. Nevertheless, in order to protect Orica's interest in such Ammonia, Additives, and AN manufactured for Orica hereunder from the claims of creditors of EDC, EDC hereby assigns, pledges and grants to Orica a security interest in such Ammonia, Additives, and AN manufactured for Orica hereunder.

21.2  Upon Orica's request, EDC shall execute and file any financing and continuation statements, prior to and from time to time after delivery of any such Ammonia or Additives and prior to and from time to time after the conversion of such Ammonia into AN manufactured for Orica hereunder, necessary to perfect such security interest, and EDC shall cooperate with Orica in connection with the execution and delivery of any notifications to any holders of conflicting security interests in such Ammonia, Additives, or AN manufactured for Orica hereunder to the extent such Ammonia, Additives, or AN manufactured for Orica hereunder is considered or could be considered or is determined or could be determined to be the inventory of EDC in order to ensure the priority of Orica's security interest. Upon Orica's request, EDC shall notify its creditors of Orica's ownership and security interest in such Ammonia, Additives, and AN manufactured for Orica hereunder, and shall request any such creditors to subordinate any liens or other security interests they may have in EDC's assets to the security interest of Orica in such Ammonia, Additives, and AN manufactured for Orica hereunder.

21.3  Orica agrees not to enforce its security interest unless a creditor of EDC asserts an interest in such Ammonia, Additives, or AN manufactured for Orica hereunder or claims that all or part of such Ammonia, Additives or AN constitute the inventory of EDC.

22.0  SAFETY, HEALTH AND ENVIRONMENT

22.1  Prior to entering into this Agreement, Orica has provided EDC with information regarding the safe transportation, handling, storage and use of Ammonia, Additives and AN (the "SHE Standards"). EDC hereby acknowledges that it has received, read and understood the SHE Standards and agrees to take all such measures as are necessary or desirable in order to safely manufacture, transport, handle, store and/or use the Ammonia, Additives and AN in accordance with the SHE Standards. For the avoidance of doubt, for the purposes of this clause, the term "the safe manufacture, transportation, handling, storage and use" of products relates not only to the safety of those persons who may be affected by the acts or omissions of EDC but also to protection of the Environment generally.

22.2  EDC shall comply with all safety and health Laws and Environmental Laws, regulations and codes of conduct applicable to the performance of its duties hereunder, and shall be solely responsible for any Claims howsoever arising in connection with any failure so to do. EDC shall at all times remain responsible for the health and safety of those people affected by its operations and for protection of the Environment.

22.3  Unusual incidents (as identified in Schedule "F" hereto) at EDC's Plant shall be reported to the Director, Safety, Health, Environment and Quality of Orica promptly.  Such reports shall be made initially by telephone, to be followed promptly by a written report.

22.4  EDC shall indemnify, defend and save and hold harmless Orica and its Affiliates, and each of their respective officers, directors, employees, and agents (each, an "Orica Indemnified Party"), from and against any and all Claims sustained or incurred by any Orica Indemnified Party relating to or resulting or arising, directly or indirectly, from or in connection with, any of the following (provided that EDC shall have no liability under this Section 22.4 for any Claims in respect of which Orica has agreed to indemnify EDC in accordance with Subsections 3.3, 3.7 and 8.5 hereof, or to the extent such Claims relate to or result or arise from the negligent actions or inactions of an Orica Indemnified Party):

22.4.1  any breach of a representation or warranty made herein by EDC or non-compliance with or breach by EDC of any of the covenants or agreements contained in this Agreement to be performed by EDC;

22.4.2  the physical or environmental conditions at, on, under or in the EDC Site, and, to the extent such conditions are caused, created or contributed to by EDC, the physical or environmental conditions in the vicinity of the EDC Site;

22.4.3  the construction, equipping, maintenance, operation or use of the EDC Site, or the manufacturing or storage of Ammonia, Additives or AN, including the transportation of AN Prills between EDC's Plant and the AN Prills Warehouse, in each case in violation of any applicable Environmental Law or Environmental Permit;

22.4.4  the presence of any Hazardous Material or a Release or Disposal or the threat of a Release or Disposal of any Hazardous Material or waste on, at or from the EDC Site, or the Arrangement for Disposal or treatment of any Hazardous Material owned or possessed by EDC at any facility other than the EDC Site;

22.4.5  the failure to promptly undertake and diligently pursue to completion all necessary, appropriate and legally authorized investigative, containment, removal, clean up and other remedial actions with respect to a Release or the threat of a Release of any Hazardous Material on, at or from the EDC Site, required by any Environmental Law or Environmental Permit;

22.4.6  human exposure to any Hazardous Material, noises, vibrations or nuisances of whatever kind or death, personal injury or damage to property to the extent the same arise from the condition of the EDC Site or the construction, equipping, ownership, use, sale, maintenance, conveyance or operation thereof in violation of any Environmental Law; or

22.4.7  a violation or asserted violation of any applicable Environmental Law or Environmental Permit at or related to the EDC Site.

22.5  In addition to Orica's indemnification obligations under Sections 3.3, 3.7 and 8.5 hereof, Orica shall indemnify, defend and save and hold harmless EDC and its Affiliates, and each of their respective officers, directors, employees, and agents (each, an "EDC Indemnified Party"), from and against any and all Claims sustained or incurred by any EDC Indemnified Party relating to or resulting or arising, directly or indirectly, from or in connection with, any of the following (provided that Orica shall have no liability under this Section 22.5 for any Claims to the extent such Claims relate to or result or arise from the negligent actions or inactions of an EDC Indemnified Party):

22.5.1  any breach of a representation or warranty made herein by Orica or non-compliance with or breach by Orica of any of the covenants or agreements contained in this Agreement to be performed by Orica;

22.5.2  the physical or environmental conditions at, on, or in the EDC Site to the extent such conditions are caused, created or contributed to by Orica;

22.5.3  human exposure to any Hazardous Material, noises, vibrations or nuisances of whatever kind, or death, personal injury or damage to property to the extent the same arise from the transportation and delivery of Ammonia, Additives and AN by or for Orica to and from the EDC Site or the rail cars or trucks supplied to the EDC Site by Orica; or

22.5.4  a violation or asserted violation by Orica of any applicable Environmental Law or other Law, or Environmental Permit or other permit, related to the transportation of Ammonia and Additives to and AN from the EDC Site or the rail cars or trucks supplied to the EDC Site by Orica.

23.0  COMMUNICATIONS

23.1  All notices, requests, waivers, consents, approvals, agreements and other communications under this Agreement must be in writing to be effective and shall be delivered in person or by certified mail with postage prepaid and return receipt requested, courier or overnight delivery service with charges prepaid or facsimile transmission, if to Orica, addressed as follows:

     Orica USA Inc.
     Attention: VP, Ammonium Nitrate
     9781 S. Meridian Blvd.
     Suite 400
     Englewood, CO 80112
     Fax No. (303) 268-5249

     with a copy to:

     Attention: General Counsel
     Fax No. (303) 268-5252

     at the same address;

and if to EDC, addressed as follows:

      El Dorado Chemical Company
      Attention: President
     16 S. Pennsylvania
      Oklahoma City, Oklahoma  73107
      Fax No. (405) 235-5067

with a copy to:

     Attention: General Counsel
     Fax No. (405) 236-1209

     at the same address.

Either party shall have the right to change its address by notice to the other party at the addresses in force hereunder.

23.2  Any communications shall be deemed to have been received as follows:

23.2.1  if delivered in person, when delivered;

23.2.2  if forwarded by facsimile, on the date of transmission thereof as reflected on the confirmation of the transmitting machine;

23.2.3 if forwarded by certified mail, on the third Business Day following the date of mailing as shown on the certified mail receipt; and

23.2.4  if forwarded by overnight delivery service, on the Business Day following the date of mailing as shown on the air bill.

24.0  HEADINGS

24.1  The headings are inserted for convenience only and are to be ignored in construing this Agreement.

24.2  References to articles, sections or paragraphs are to articles, sections or paragraphs of this Agreement. The words "hereto", "herein", "hereof", "hereunder", "this Agreement" and similar expressions mean and refer to this Agreement.

25.0  RULES OF INTERPRETATION

25.1  The singular includes the plural and vice versa, "person" includes any individual, firm, company, partnership, corporation, Government, instrumentality and unincorporated body of persons, or association; and "in writing" or "written" includes printing, typewriting, or any electronic means of communication capable of being visibly reproduced at the point of reception.

25.2  In the event that there shall be any discrepancies or conflict between the provisions of any Schedule attached to this Agreement and any of the provisions of the Agreement itself, then in every such event the provisions of this Agreement shall prevail and govern.

26.0  GOVERNING LAW

26.1  This Agreement shall be governed by and interpreted in accordance with the laws of the State of Colorado.

27.0  ASSIGNMENT

27.1  Neither Orica nor EDC shall transfer, assign, convey or otherwise dispose of all or any portion of its interest in or its rights, benefits or obligations under this Agreement to any person other than an Affiliate unless:

27.1.1  the prior written consent of the other party hereto has been obtained, which consent shall not be unreasonably withheld; and

27.1.2  the proposed assignee shall have covenanted in writing to fully assume and perform all of the assignor's obligations under this Agreement.

27.2  Any purported transfer or assignment in violation of the foregoing shall be void and of no effect and the non-transferring party shall have the right to terminate this Agreement upon giving the other party 30 days written notice thereof.

27.3  A transfer or assignment by a party of all of its interests, rights and benefits under this Agreement to an Affiliate shall be permitted if the proposed assignee shall have covenanted in writing to fully assume and perform all of the assignor's obligations under this Agreement.

27.4  No transfer or assignment shall discharge or relieve the assignor from any of its covenants or obligations as are contained or provided within this Agreement which arise, are incurred, or are to be performed, prior to the date of the transfer or assignment unless specifically agreed to in writing by the other party.

28.0  TIME OF ESSENCE

28.1  Time shall be of the essence of this Agreement.

29.0  EFFECT OF THIS AGREEMENT

29.1  The provisions of this Agreement shall be binding upon the parties hereto and their respective successors and permitted assigns.

29.2  Nothing herein is intended to create a partnership for the purposes of subchapter K and Section 761 (a) of the Internal Revenue Code.

30.0  WAIVER

30.1  No waiver by either party of any breach hereof or of any claim, right or remedy provided for hereunder shall be deemed a waiver unless such waiver is in writing and signed by the party to be bound. The failure of a party to assert or exercise any claim, right or remedy shall not be deemed a waiver of such claim, right or remedy in the future.

31.0  AMENDMENT AND SEVERABILITY

31.1  This Agreement may only be altered, modified, amended or changed by written agreement executed by both parties.

31.2  If any court or arbitrator declares the invalidity of any provision of this Agreement, such provision shall be either amended to make it valid or enforceable, respecting the intention of the parties expressed in that provision to the greatest extent possible, or, if this is not possible, deleted with the remainder of the Agreement remaining in full force, validity and effect.

32.0  ENTIRE AGREEMENT

32.1  The parties hereto agree that the terms and provisions of this Agreement together with the Schedules hereto constitute the entire agreement between the parties hereto concerning the subject matter hereof and supersede any and all prior negotiations, understandings and agreements, whether written oral, between the parties with respect thereto. There is no warranty, representation, collateral agreement or condition affecting this Agreement other than those herein set forth.

33.0  CONFLICTS

In the event of a conflict between the terms and provisions of this Agreement and any of Schedules "A" through "H" hereto, the terms and provisions of the applicable Schedule shall govern and control the point in conflict to the extent allowable under applicable Law.

IN WITNESS WHEREOF the parties hereto have executed this Agreement in the presence of their respective officers duly authorized in this regard on the day and Year first above written.

ORICA USA INC.                                                   EL DORADO CHEMICAL COMPANY

 By: _________________________                   By: _________________________
       Name:                                                                      Name:
       Title:                                                                         Title:

SCHEDULE "A"

DEFINITIONS

In the Agreement to which this Schedule is attached and in all Schedules thereto, the following words have the meanings given to such words below:

"Additive Assets" shall have the meaning set forth in Section 3.4 of this Agreement;

"Additive Technology" shall have the meaning set forth in Section 3.6 of this Agreement;

"Additives" means the proprietary and non-proprietary additives provided by Orica to EDC from time to time and used by EDC to manufacture AN Prills for Orica;

"Affiliate" means any person which, directly or indirectly, Controls, is Controlled by or is under common Control with a party to this Agreement;

"AGAN" means agricultural grade ammonium nitrate manufactured by EDC at the EDC Site, and sometimes known as "E2";

"Agreement" means this Agreement, including the Schedules hereto, and any future amendments or supplements;

 "Ammonia" means fertilizer grade anhydrous ammonia (82-0-0) which meets or exceeds the specifications set out in Schedule "B" hereto;

"Ammonium Nitrate" or "AN" means AN Prills and/or AN Solution;

"AN Prills" means industrial grade ammonium nitrate which meets or exceeds the AN Prills Specifications in Schedule "B" hereto;

"AN Prills Warehouse" shall have the meaning set forth in Section 4.6 of this Agreement;

"AN Solution" means ammonium nitrate solution which meets or exceeds the AN Solution Specifications in Schedule "B" hereto, except that "Tons of AN Solution" shall be measured on a one hundred percent (100%) basis;

"Arrangement for Disposal" has the same meaning as given to that term in the case law interpreting Section 107(a)(3) of CERCLA;

"Avoided Costs" shall having the meaning given in Schedule "D" hereto;

"Business Day" means a day on which banking institutions in Denver, Colorado are open for business;

"CERCLA" means the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. Section 9601(22), and the regulations and agency guidance promulgated thereunder;

"Claim" means any claim, demand, suit, action, cause of action, assessment, loss, cost, expense, liability (whether contingent, fixed or unfixed, liquidated or unliquidated, or otherwise), obligation, fine, penalty, interest, payment, damage, requirement to do work or requirement to perform an activity (whether as a result of civil action, criminal action, Government order or on any other basis whatsoever), including costs or expenses of any and all investigations or proceedings and reasonable fees and expenses of attorneys, accountants and other experts, but excluding special, consequential, incidental or punitive damages claimed by a party to this Agreement;

"Controls", "is Controlled by" and "is under common Control with" means, with respect to either party to this Agreement, the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a party, whether through ownership of voting securities, by contract or otherwise;

"Disposal" has the same meaning as given to that term in CERCLA;

"Dollar" shall mean dollars in United States currency;

"EDC's Plant" or "EDC Plant" means the portion of the EDC Site usable by Orica for the storage of Ammonia pursuant to Section 3.2 of the Agreement,, the portion of the nitric acid production facilities at the EDC Site utilized to supply nitric acid for the production of AN for Orica, the portion of the AN Solution production facilities at the EDC Site utilized to supply AN Solution for the production of AN for Orica, the allocated AN Solution Storage, the portion of the EDC Site dedicated to the manufacture of AN, including the IGAN Plant, the AN Prills Warehouse (once constructed), the portion of the supporting facilities at the EDC Site used to manufacture steam, to unload Ammonia and Additives, to load and ship AN manufactured for Orica and for ingress and egress from the IGAN Plant and any assets that Orica requests EDC to add to the EDC Site as a result of this Agreement;

"EDC's Site" or "EDC Site" means the land and facilities operated by EDC at or near El Dorado, Arkansas for the manufacture of nitric acid, sulfuric acid, AGAN, AN Solution and AN Prills;

"Effective Date" means November 1, 2001;

"Environment" means any water or water vapor, any land, including land surface or subsurface, air, fish, wildlife, flora, fauna, biota and all other natural resources;

"Environmental Law" means any and all federal, state or local environmental, land use, zoning, health, chemical use, safety and sanitation laws, statutes, ordinances, codes, and regulations, whether currently in effect or enacted or amended after the effective date of this Agreement, relating to the protection, preservation or remediation of the Environment and/or governing the use, storage, treatment, generation, transportation, processing, handling, production, Disposal, or Arrangement for Disposal of Hazardous Materials and the rules, regulations, written and published notices, guidelines, decisions, orders and directives of federal, state and local governmental agencies and authorities with respect thereto;

"Environmental Permit" means all permits, licenses, approvals, authorizations, consents or registrations required by any applicable Environmental Law in connection with the ownership, development, construction, equipping, use and/or operation of the EDC Site or the EDC Plant, as applicable, for the storage, treatment, generation, transportation, processing, handling, production or Disposal of Hazardous Materials;

"Force Majeure" means any cause or causes beyond the reasonable control of the party claiming such Force Majeure which prevents the performance by such party of any obligation under the Agreement, other than an obligation to pay money or to indemnify, including, without limiting the generality of the foregoing, acts of God, compliance with Laws, including Environmental Laws, or any order or directive of any Government which, in the reasonable judgement of the party affected, makes it necessary to cease or reduce production or delivery, storm, lightning, riot, sabotage, rebellion, insurrection, war, threat of war, embargo, flood, fire, lightning, accident, explosion, inability to obtain sufficient fuel, transportation equipment, power or raw materials, including specifically Ammonia, to maintain production of AN at EDC's Plant or to deliver AN to Orica's customers, breakdown of machinery or equipment and shutdown or partial shutdown of EDC's Plant, provided that lack of funds shall not be a cause beyond the reasonable control of a party. Labor Difficulties shall be events of Force Majeure if they occur within the regular operations of a party and significantly affect such party's ability to perform its obligations hereunder. Labor Difficulties affecting transportation facilities with respect to both the delivery and supply of goods, raw material supplies and services to EDC's Plant or Orica's customers and Labor Difficulties affecting the operations of Orica's or its Affiliates' (including, without limitation, Nelson Brothers, LLC) eastern coal customers shall constitute events of Force Majeure to the extent that such Labor Difficulties affect a party's ability to perform its obligations hereunder;

"Government" means federal, state and municipal governments and authorities, whether executive, administrative, municipal or quasi-judicial, and departments, organizations and agencies of such governments and authorities;

"Hazardous Material" means, without limitation, any element, compound, mixture, solution, substance, product, waste or byproduct designated as "hazardous" or "toxic" or as a pollutant or contaminant pursuant to any Environmental Law or Environmental Permit, and the AN, and any element, compound, mixture, solution, substance, product, waste or byproduct produced therefrom or created thereby;

"IGAN Plant" means the AN Prill tower and related equipment used to manufacture AN Prills located on the EDC Site, sometimes referred to as the "KT Plant";

"Initial Period" means the period from November 1, 2001 to December 31, 2002;

"Labor Difficulties" means strikes and lockouts, both legal and illegal, and other forms of organized actions, howsoever called, by labor or other personnel to stop or significantly reduce or slow-down work or production or to withdraw or withhold labor or services;

"Laws" means common law, statute law, other laws, rules, regulations, by-laws, ordinances, orders, codes, licensing requirements, and other lawful enactments promulgated by any Government and published guidelines or standards set by any Government;

"Month" means a calendar month;

"Plant Turnaround" means the voluntary shutdown by EDC of the EDC Plant for maintenance, repairs or improvements;

"Release" has the same meaning as given to that term in CERCLA;

"Ton" means 2000 pounds;

"***" shall mean, as the context requires, the *** Fee or the Actual Toll Fee determined in accordance with Schedule "C" hereto; and

"Year" means a 12 month period beginning each January 1st and ending on December 31st.

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SCHEDULE "B"

PRODUCT SPECIFICATIONS
AMMONIA

Fertilizer Grade Anhydrous Ammonia
(82-0-0)
Parameter	Specification
Purity (wt%)	99.5% NH3 Minimum
Nitrogen (wt%)	81.8% Minimum
Moisture (wt%)	0.2% Minimum to 0.5% Maximum
Oil	6 parts per million Maximum
Iron	1 part per million Maximum

INTERIM ANP

(34-0-0)

UN NUMBER 1942

PART I

***

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FINAL ANP

(34-0-0)

UN NUMBER 1942

PART II

White to off-white free flowing AN Prills with the following characteristics:

***

Note: Orica's Additive had not been used in the EDC Plant prior to the preparation of this Schedule and accordingly these Specifications are subject to change to conform to actual results achieved.

AN SOLUTION
Parameter	Specification
AN Concentration (wt%)	85%-90%
pH Range	4.5 -- 6
Loading Temperature	110 --120 degrees C

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SCHEDULE "C"

***

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***

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***

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***

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***

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***

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***

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***

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***

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***

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***

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***

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***

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****

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***

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SCHEDULE "D"

LIQUIDATED DAMAGES CALCULATION

Payment by Orica

In the event that Orica takes delivery in any Year from EDC's Plant of less than 180,000 Tons (not including Tons purchased by EDC for resale to SEC) of AN ("Minimum Quantity"), and subject to the remainder of this Schedule "D", the following calculation shall be made.

***

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***

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Reduction of Orica's Obligations to EDC

If EDC has failed to supply 180,000 Tons of AN to Orica which has been ordered pursuant to the terms of this Agreement, and such failure is not due to any actions or omissions of Orica, then, subject to the next following paragraph, Orica may reduce the Minimum Quantity to the extent that (1) Orica or its Affiliates (including, without limitation, Nelson Brothers, LLC) or distributors have been required to purchase substitute AN to supply their customers or (2) they have not purchased substitute AN but have lost a sale which cannot be replaced, provided that any reduction in the Minimum Quantity hereunder shall correspond to the number of Tons of AN which EDC failed to supply to Orica and for which substitute AN was purchased or a sale was lost which cannot be replaced. A demand by Orica for AN production in excess of the EDC Plant's practical capacity, considering seasonality and weather, shall not cause a reduction of Liquidated Damages.

Orica will provide EDC with a forecast Monthly off-take of its 180,000 Tons plus 1,000 Tons per Month for SEC (or such additional amount per Month as EDC may advise). In the event Orica has taken delivery of less than the cumulative amount reflected in its forecast (such Tons not taken being referred to as "Shortfall"), and EDC declares Force Majeure under this Agreement, upon cessation of the event of Force Majeure EDC may request Orica to take additional quantities of AN in subsequent Months, according to an agreed schedule, to "make-up" Tons not manufactured during the period of Force Majeure. Orica will use its best efforts, without expenditure of funds, to take additional "make-up" Tons of AN in subsequent Months, up to a maximum of the Shortfall. In the event there has been no Shortfall at the date EDC declares Force Majeure, Orica shall have no obligation to take "make-up" Tons and Orica shall be entitled to reduce its Minimum Quantity obligation in accordance with the preceding paragraph.

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If, for any reason, Orica forecasts that it will not take delivery on a Monthly basis of its Annual Estimate, Orica shall promptly so advise EDC.

***

Payment

Any payments which Orica may make pursuant to the provisions of this Schedule "D" shall constitute Orica's sole obligation to compensate EDC for Orica's failure to take delivery of the Minimum Quantity of AN. EDC shall prepare a calculation of any Liquidated Damages for each Year ("Annual LD Report"), which will be delivered by EDC to Orica by February 28 of each Year (except that the first such Annual LD Report shall be issued by February 28, 2003) and shall be subject to Orica's Verification Right which Orica may exercise in a similar manner to its right in respect of the Manufacturing Fee. Any amounts owed by Orica to EDC as shown by the Annual LD Report shall be paid to EDC within thirty (30) days of Orica's receipt of the Annual LD Report, subject to Orica's Verification Right. In the event that Orica wishes to exercise its Verification Right, Orica shall pay all undisputed amounts owing to EDC within such 30 day period which payment shall not waive Orica's right to dispute the remainder.

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SCHEDULE "E"

MEASUREMENT OF AMMONIA DELIVERIES

EDC shall maintain appropriate metering facilities designed to measure the quantities of Ammonia delivered by pipeline pursuant to the Agreement. The metering facilities shall include a device which records the quantities of product delivered, with automatic temperature compensation near the meter intake, a gas eliminator, and other appropriate devices, all of said equipment to be of standard manufacture and reasonably acceptable to Orica. Orica acknowledges that the equipment installed as of November 1, 2001 is acceptable.

All metering equipment shall be tested by EDC in a manner consistent with manufacturer's recommendations, but no less frequently than once a Year, and EDC will give Orica reasonable notice of the date and approximate hour of each test. The testing method and facilities will be those agreed between the parties. Orica may have representatives present to witness all metering equipment tests and shall have the right to inspect metering equipment in the presence of EDC's representatives. Orica may request special tests of the metering equipment in addition to the regular Monthly tests. The expense of special tests will be borne by Orica unless such tests show that the metering equipment is in error by an amount in excess of the rated accuracy of the metering system, in which case the expense of the special test shall be borne by EDC.

If any test shows that the metering equipment is in error by an amount exceeding the rated accuracy of the system, the equipment shall be adjusted to record accurately, and the previous readings of such equipment shall be corrected to zero error for any period of error that is known definitely or agreed upon. If the period of error is not known definitely or agreed upon, the correction shall be for a period comprising the last half of the time elapsed since the date of the last test.

If the metering equipment becomes inoperative, or outside the rated accuracy of the metering system, the quantities of product so delivered hereunder for each day during which the metering equipment is inoperative or outside the rated accuracy of the meter system shall be estimated and agreed upon on the basis of the best data available, using the first of the following methods which is feasible:

1. By using the registration of EDC's check meters if accurately registering:

2. By correcting the error if the percentage of error is ascertainable by calibration, test or mathematical calculations; or

3. Other mutually agreeable means.

On a daily basis, EDC shall determine the quantities delivered to EDC. Monthly statements for Ammonia shall show deliveries on a daily basis.

If Orica does not protest within 30 days after receipt of EDC's notice of the quantities delivered, then the quantities of Ammonia as computed by EDC shall be final and conclusive. In the event of any dispute, the parties shall endeavour to resolve such dispute and mutually agree on the appropriate measurement to be used for invoicing purposes. If the parties hereto cannot agree on such quantities, then they shall select a disinterested technically appropriate third party which shall re-compute the quantities in dispute. The quantities re-computed by such disinterested third party shall be accepted by the parties hereto as final and conclusive. The charges made by such disinterested third party shall be borne equally by the parties hereto. EDC shall retain quantity measurement records hereunder for a period of at least one Year from the date on which such measurements were made.

MEASUREMENT OF AMMONIUM NITRATE DELIVERIES

EDC shall maintain appropriate scale facilities designed to measure the quantities of AN Solution and AN Prills delivered by rail car and truck pursuant to the Agreement. Orica acknowledges that the scale available as of November 1, 2001 is acceptable. Orica shall have the right to independently meter or weigh AN delivered hereunder.

EDC agrees to provide copies of available testing records respecting its measurement facilities to Orica upon Orica's written request.

Monthly invoices for AN Solution and AN Prills shall show deliveries on a daily basis.

If Orica does not protest within the time specified in Subsection 8.2 of the Agreement in respect of quantities delivered, then the quantities as computed by EDC shall be final and conclusive. In the event of any dispute, the parties shall endeavour to resolve such dispute and mutually agree on the appropriate measurement to be used for invoicing purposes. If the parties hereto cannot agree on such quantities, then they shall select a disinterested technically appropriate third party which shall re-compute quantities in dispute. The quantities computed by such disinterested third party shall be accepted by the parties hereto as final and conclusive. The charges made by such disinterested party shall be borne equally by the parties hereto. EDC shall retain quantity measurement records hereunder for a period of at least one Year from the date on which such measurements were made.

MEASUREMENT OF ADDITIVE DELIVERIES

EDC shall maintain appropriate scale facilities designed to measure the quantities of Additives supplied by Orica pursuant to the Agreement. Orica acknowledges that the scale available as of November 1, 2001 is acceptable. EDC shall weigh trucks in and out and compare the result thereof to the quantity specified on the bill of lading and advise Orica of any discrepancies.

SCHEDULE "F"

TYPES OF UNUSUAL INCIDENTS TO BE REPORTED TO ORICA

1.  Any incident at the EDC Site associated with the operation which results in a fatality.

2.  Any injury at the EDC Site which results in a person being admitted to hospital for 24 hours or more associated with the operation of the EDC Plant.

3. Any explosion or fire at the EDC Site which results in the interruption of normal work.

4. Any uncontrolled release of materials at the EDC Site likely to threaten the external environment, including incidents that occurred during the transport of hazardous substances.

5. The explosion or collapse of any pressure vessel at the EDC Site.

6. Any material unexplained or abnormal occurrence associated with the operation of the EDC Plant.

7. OSHA Recordable cases at the EDC Site.

8. Transportation/distribution incidents related to shipments to or from the EDC Site.

SCHEDULE "G"

RECEIPT AND UNLOADING OF

AMMONIA AND ADDITIVES

Ammonia

1.  Orica shall route Ammonia rail cars at its own transportation cost to Monsanto Junction siding in El Dorado, Arkansas. Orica shall provide EDC the car number and expected delivery date when shipped from the car's routing origination point.

2.  EDC shall be responsible for movement of Ammonia cars from Monsanto Junction onto the EDC Site and for all movement within the Site. The actual costs incurred by EDC for movement and unloading of cars shall be included in the Additional Operating Costs in the Manufacturing Fee calculation. The actual cost as of the Effective Date is *** per car delivered to EDC, net of railroad company switching credits. Capital Recovery Costs for a new Ammonia rail car unloading facility are not included in this rate.

3.  After repair, EDC's Ammonia rail car unloading facilities shall have capacity to unload, at a minimum, four rail cars in any consecutive twenty-four hour period, excluding Sundays and holiday periods when the rail car switching service is not scheduled to move cars. EDC shall use reasonable and prudent efforts to promptly unload Ammonia rail cars as received. EDC shall be responsible for demurrage charges in accordance with Section 10.3 of the Agreement except those arising from:

     a)  receipt of more than four Ammonia cars for unloading in any twenty-four hour period,
     b)  cars which cannot be safely moved or unloaded due to mechanical or other defect,
     c)  cars arriving at Monsanto Junction after normal switching hours on days prior to
           Sundays and holiday periods when the rail car switching service is not scheduled to move cars, or
     d)  rail car unloading facility repairs that impede the unloading of any Ammonia rail cars.

4.  Rail cars transporting Ammonia to EDC shall be built to meet at least one of the following U.S. DOT specifications: 105A300W, 105J400W, 112S340W or 112J340W. The Ammonia rail cars shall also conform to U.S. DOT specifications 173.304, 173.314 and 173.315. Gross rail car weights shall not exceed 263,000 pounds (80 net short ton car) and 315,000 pounds (100 net short ton car).

5.  Inbound rail car shipments shall meet all regulatory requirements including, but not limited to proper documentation, required placards, and both sides of the car marked with "Anhydrous Ammonia" and "Inhalation Hazard".

6.  EDC will accept 80 net ton and "jumbo" 100 net ton Ammonia rail cars conforming to the above specifications). In addition, each Ammonia rail car must be equipped with the following

***INDICATES CERTAIN INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED FROM THIS PUBLIC FILING PURSUANT TO A REQUEST BY THE COMPANY FOR CONFIDENTIAL TREATMENT BY THE SECURITIES AND EXCHANGE COMMISSION.  THE OMITTED INFORMATION HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION FOR PURPOSES OF SUCH REQUEST.

fittings for unloading and transfer of Ammonia to storage: one 2-inch liquid valve and one 1.5-inch vapor valve.

7.  EDC will visually inspect each Ammonia car received and promptly report noted defects to Orica.

Additives

1.  Orica shall review its plans and procedures for new Additive Assets with, and obtain written permission from, EDC prior to installation of any new Additive Assets. EDC shall not unreasonably withhold installation permission if the planned facilities and procedures do not compromise the safety, operations, maintenance or regulatory compliance activities at the plant.

2.  For any Additives delivered by truck, the costs incurred by EDC for unloading shall be included in the Bulk Shipping Costs in the Manufacturing Fee.

3.  Any new Additive unloading facilities shall comply with all OSHA Process Safety Management and other regulatory requirements.

4.  If any new Additive unloading facilities significantly increase operating or maintenance costs, the Manufacturing Fee shall be adjusted accordingly.

5. Orica shall provide written instructions and training to EDC personnel in the proper operation and maintenance of the new Additive unloading facilities.

6.  Shipments shall meet all regulatory requirements including, but not limited to, proper documentation and required placards.

SCHEDULE "H"

Form of Warehouse Lease

(ATTACHED)

SCHEDULE "H"

FORM OF
WAREHOUSE LEASE AGREEMENT

WAREHOUSE LEASE AGREEMENT

THE INFORMATION CONTAINED WITHIN THIS EXHIBIT HAS BEEN OMITTED; HOWEVER, THIS EXHIBIT WILL BE FURNISHED IN ITS ENTIRETY TO THE COMMISSION UPON REQUEST.